                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


      Date of Report (Date of earliest event reported)  December 31, 1996
                                                        ------------------

                             KALAN GOLD CORPORATION
                    Fomerly known as Kight Natural Gas, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



             Colorado                      0-25658               84-1357927
---------------------------------        -----------         -------------------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)



                             Tower I, Suite 340,
                           12835 E. Arapahoe Road
                          Englewood, Colorado 80112
             -----------------------------------------------------
             (Address of principal executive offices and Zip Code)



                                (303) 706-1606
             -----------------------------------------------------
              (Registrant's telephone number including area code)
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                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          See Item 2 below.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          the Registrant has entered into the attached recision agreement regarding the August 27, 1996 agreement between the Registrant and Sedcore Exploration Company Limited. According to the terms of said recision agreement, the Registrant has canceled and returned to authorized but unissued shares the 8,500,000 common shares issued in connection with said August 27, 1996 transaction. Sedcore Exploration Company Limited has received the return of the Burkina Faso properties. The Registrant now has the Ghanian properties from the August 26, 1996 Agreement of acquisition and a total of 7,052,500 common shares issued and outstanding.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. See Attached

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KALAN GOLD CORPORATION



Dated: December 31, 1996                By: /s/ James H. Baum
                                           -------------------------------------
                                           James H. Baum
                                           President and Chief Executive Officer